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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K of The Howard Hughes Corporation, a Delaware Corporation (the "Company"), for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers, in their capacity as officers, of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for periods expressed in the report.

/s/ DAVID R. WEINREB David R. Weinreb Chief Executive Officer February 28, 2013
/s/ ANDREW C. RICHARDSON Andrew C. Richardson Chief Financial Officer February 28, 2013

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002